Exhibit 32.2

Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of MAM Software Group, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian H. Callahan, Chief Financial Officer of MAM Software Group, Inc., certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 16, 2016	By:	/s/ Brian H. Callahan
Brian H. Callahan
Chief Financial Officer
(Principal Financial Officer)